Exhibit (a)(21)

SCHEDULE A

TO THE AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

IVY FUNDS

SERIES AND CLASSES

Fund Series	Share Class

Ivy Accumulative Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Apollo Multi-Asset Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Apollo Strategic Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Asset Strategy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Corporate Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy California Municipal High Income Fund	Class A
Class C
Class I
Class Y

Ivy Cash Management Fund	Class A
Class B
Class C

Ivy Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Crossover Credit Fund	Class A
Class E
Class I
Class N
Class R
Class Y

Ivy Emerging Markets Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Energy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy European Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Bond Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Global Equity Income Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Income Allocation Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Government Money Market Fund	Class A
Class B
Class C
Class E
Class N

Ivy Government Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy High Income Fund	Class A
Class B
Class C
Class E
Class I
Class N

Class R
Class T
Class Y

Ivy IG International Small Cap Fund	Class A
Class C
Class I
Class N
Class Y

Ivy International Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Large Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy LaSalle Global Real Estate Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy LaSalle Global Risk-Managed	Class A
Real Estate Fund	Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Limited-Term Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Managed International Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Micro Cap Growth Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Mid Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Mid Cap Income Opportunities Fund	Class A
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Municipal Bond Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Municipal High Income Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Natural Resources Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Emerging Markets Local Currency	Class A
Debt Fund	Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Targeted Return Bond Fund	Class A
Class C
Class I
Class N
Class Y

Ivy PineBridge High Yield Fund	Class A
Class I
Class N
Class R

Ivy ProShares Interest Rate Hedged High Yield	Class A
Index Fund	Class E
Class I
Class N
Class R

Ivy ProShares MSCI ACWI Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares Russell 2000 Dividend Growers	Class A
Index Fund	Class E
Class I
Class N
Class R

Ivy ProShares S&P 500 Bond Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares S&P 500 Dividend Aristocrats	Class A
Index Fund	Class E
Class I
Class N
Class R

Ivy Pzena International Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Science and Technology Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Securian Core Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Securian Real Estate Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Small Cap Core Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Small Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Tax-Managed Equity Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Wilshire Global Allocation Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y